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                                                                   EXHIBIT 10.50

MONROE BANK                             COMMERCIAL
111 SOUTH LINCOLN                        SECURITY
BLOOMINGTON, IN 47408                    AGREEMENT
812-331-3571 (LENDER)

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           BORROWER                               OWNER OF COLLATERAL
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SYNDICATED BLOOMINGTON I LLC              SYNDICATED FOOD SERVICE GROUP, INC.

           ADDRESS                                     ADDRESS

494  LA GUARDIA PLACE                     494 LA GUARDIA PLACE
NEW YORK, NY 10012                        NEW YORK, NY 10012

TELEPHONE NO.    IDENTIFICATION NO.       TELEPHONE NO.    IDENTIFICATION NO.
407/361-6782                              407/361-6782
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    1. SECURITY INTEREST. For good and valuable consideration, Owner of
Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

    2. OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender including (without limitation) those arising under or pursuant to:

        a.  this Agreement and/or the following promissory notes and agreements:

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                PRINCIPAL AMOUNT/      FUNDING/      MATURITY   CUSTOMER     LOAN
INTEREST RATE     CREDIT LIMIT      AGREEMENT DATE     DATE      NUMBER     NUMBER
-----------------------------------------------------------------------------------
VARIABLE         $2,625,000.00        01/24/02       01/24/22             517043177
-----------------------------------------------------------------------------------

        b. [X] if checked, all other present or future, evidences of indebtedness, agreements, instruments, guaranties or otherwise of Borrower or Owner to Lender (WHETHER INCURRED FOR THE SAME OR DIFFERENT PURPOSES THAN THE FOREGOING); and

        c. all renewals, extensions, amendments, modifications, replacements or substitutions to any of the foregoing.

    3. COLLATERAL The Collateral shall consist of all of the following-described property, as defined by the Uniform Commercial Code presently or as hereafter amended or replaced, and Owner's rights, title and interest in such property whether now or hereafter existing or now owned or hereafter acquired by Owner and wheresoever located (collectively the "Collateral"):

        [X] All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

        [X] All chattel paper including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

        [X] All deposit accounts including, but not limited to, any deposit accounts described on Schedule A attached hereto and incorporated herein by this reference;

        [X] All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

        [ ] All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

        [ ] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

        [X] All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

        [X] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

        [X| All inventory including, but not limited to, the inventory described on Schedule A attached hereto and incorporated herein by this reference;

        [X] All investment property including, but not limited to, the investment property described on Schedule A attached hereto and incorporated herein by this reference;

        [ ] All letter-of-credit rights including, but not limited to, the letter-of-credit rights described on Schedule A attached hereto and incorporated herein by this reference;

        [ ] All as-extracted collateral including, but not limited to, all minerals or the like and accounts resulting from sales at the wellhead or minehead located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

        [ ] All standing timber which is to be cut and removed under a conveyance or contract for sale located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

        [X] Other: SEE SCHEDULE A

Any property described on Schedule A;

All monies, instruments, and savings, checking or other deposit accounts that are now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned);

All monies or instruments pertaining to the Collateral described above;

All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;

All proceeds and products of any of the above; and

All supporting obligations of any of the above.

LP-IN206   (c) FormAtlon Technologies, Inc. (04/27/01) (800) 937-3799
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    4.  OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number federal taxpayer identification number is: ___________________.

    5. OWNER'S LOCATION. [ ] Owner is an individual and maintains his or her principal residence in the state of:___________________________________. [X]
Owner is a Corporation duly incorporated, registered, formed or organized, validly existing and in good standing under the laws of the state of: DELAWARE.
[ ] Owner is a______________________________________ and maintains its principal place of business or, if it has more than one place of business, its chief executive office in the state of________________________________________.

    6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Owner represents, warrants and covenants to Lender that:

        (a) Owner is and shall remain the sole owner of the Collateral;

        (b) Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any Hazardous Materials across the property except as allowed by and in accordance with applicable federal, state and local law and regulation. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes;
            (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or
            (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute. Owner is in compliance in all respects with all applicable federal, state and local laws and regulations, including, without limitation, those relating to "Hazardous Materials", as defined herein, and other environmental matters (the "Environmental Laws") and neither the federal government nor any other governmental or quasi governmental entity has filed a lien on the Collateral, nor are there any governmental, judicial or administrative actions with respect to environmental matters pending, or to the best of Owner's knowledge, threatened, which involve the Collateral;

        (c) Owner's location (Owner's place of organization, principal place of business, or if more than one place of business, chief executive office or principal residence) is in the state indicated in paragraph 5. Owner shall not change its state of location without first notifying Lender in writing;

        (d) The Collateral is located and has been located during the four (4) month period prior to the date hereof, at Owner's address described above or any address described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;

        (e) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without Lender's prior written consent;

        (f) Owner's exact legal name is as set forth on the first page of this Agreement. Owner shall not change such name or use any trade name without Lender's prior written consent, and shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the proposed effective date of such change;

        (g) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;

        (h) Owner shall defend the Collateral against all claims and demands of all persons at anytime claiming any interest therein;

        (i) Owner will cooperate with Lender in obtaining and maintaining control with respect to all deposit accounts, investment property, letter-of-credit rights and electronic chattel paper constituting the Collateral;

        (j) Owner shall provide Lender with possession, as appropriate, of all chattel paper, documents, instruments and investment property constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, investment property and documents constituting the Collateral to show that the same are subject to Lender's security interest;

        (k) All of Owner's accounts or contract rights; deposit accounts; chattel paper; documents; general intangibles; instruments; investment property; letter-of-credit rights; and federal, state, county, and municipal government and other permits and licenses; trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;

        (l) Owner shall not amend, modify, replace, or substitute any account; chattel paper; deposit account; document; general intangible; instrument; investment property; or letter-of-credit right constituting the Collateral without the prior written consent of Lender; Owner shall not create any chattel paper constituting the Collateral without placing a legend on the chattel paper acceptable to Lender indicating that Lender has a security interest in the chattel paper;

        (m) No person shall file an amendment that is a termination statement for a financing statement concerning any of the Collateral without the prior written consent of Lender, except to the extent permitted by the Uniform Commercial Code presently or as hereafter amended or replaced;

        (n) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;

        (p) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;

        (q) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution;

        (r) Owner will, upon receipt, deliver to Lender as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations; and

        (s) This Agreement and the obligations described in this Agreement are executed and incurred to finance income-producing business or activity and not for consumer purposes.

    7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell, license, exchange or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

    8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall at anytime and from time to time take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing any financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code, presently or as hereafter amended or replaced and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of this Agreement and/or the aforementioned documents with any authority required by the Uniform Commercial Code, presently or as hereafter amended or replaced or other applicable law. Owner authorizes Lender to execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

    9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party and, following a default hereunder, to make payment to Lender.

    10. LOCK BOX. COLLATERAL ACCOUNT. If Lender so requests at any time (whether or not Owner is in default of this Agreement), Owner will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of Lender. Owner hereby authorizes and directs Lender to deposit into a special collateral account to be established and maintained with Lender all checks, drafts and cash payments received in said lock box. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. At its option, Lender may, at any time, apply finally collected funds on deposit in said collateral account to the payment of the Obligations in such order of application as Lender may determine, or permit Owner to withdraw all or any part of the balance on deposit in said collateral account. If a collateral account is so established, Owner agrees that Owner will promptly deliver to Lender, for deposit into said collateral account, all payments on accounts and chattel paper received by Owner. All such payments shall be delivered to Lender in the form received (except for Owner's endorsement if necessary). Until so deposited, all payments on accounts and chattel paper received by Owner shall be held in trust by Owner for and as the property of Lender and shall not be commingled with any funds or property of Owner.

    11. COLLECTION OF INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owing to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time

LP-IN206   (c) FormAtlon Technologies, Inc. (04/27/01) (800) 937-3799

                                                       Page 2 of 6 _____________
for payment, compromise, exchange or             any obligor or collateral upon,
or otherwise    any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

    12. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness, including any items received by Lender in any lockbox account, or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

    13. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Owner shall ensure that Collateral which is not now a fixture does not become a fixture. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

    14. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral. Lender has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

    15. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists of a motor vehicle. Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $ 1.000.00. INSURANCE MAY BE OBTAINED FROM AN AGENT OR INSURANCE COMPANY OF OWNER'S CHOICE, HOWEVER, INSURANCE MUST BE OBTAINED FROM AN INSURANCE COMPANY LICENSED TO DO BUSINESS IN THE STATE THE COLLATERAL IS LOCATED AND THE POLICY MUST BE IN A FORM AND CONTENT ACCEPTABLE TO LENDER. Owner shall assign to Lender all rights to receive proceeds of insurance not exceeding the amount owed under the obligations described above, and direct the insurer to pay all proceeds directly to Lender. The insurance policies shall require the insurance company to provide Lender with at least 30 days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name on any draft or negotiable instrument drawn by any insurer.

    16. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and hereby indemnifies and holds Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral or claims involving Hazardous Materials or other claims arising under Environmental Laws. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs to the extent permitted by applicable law, incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

    17. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

    18. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

    19. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or any guarantor:

        (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;

        (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future written agreement regarding this or any other indebtedness to Lender;

        (c) provides or causes any false or misleading signature or representation to be provided to Lender;

        (d) sells, conveys, or transfers rights in any Collateral without the written approval of Lender, destroys, loses or damages such Collateral in any material respect, or subjects such Collateral to seizure or confiscation;

        (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;

        (f) has a garnishment, judgment, tax levy, attachment or lien entered or served against Owner, Borrower, or any guarantor, or any of their property;

        (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay any debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;

        (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or

        (i) causes Lender to deem itself insecure due to a significant decline in the value of any of the Collateral or Lender, in good faith, believes the prospect of payment or performance is impaired.

    20. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

        (a) to declare the Obligations immediately due and payable in full;

        (b) to collect the outstanding Obligations with or without resorting to judicial process;

        (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;

        (d) to take possession of any Collateral in any manner permitted by law;

        (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;

        (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;

        (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process;

        (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

        (i) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, Lender will provide reasonable notification of the time and place of any sale or intended disposition as required under the Uniform Commercial Code, presently or as hereafter amended or replaced. Lender has no obligation to clean up or otherwise prepare the Collateral for sale. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Upon any default, Owner shall segregate all proceeds of Collateral and hold such proceeds in trust for Lender. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

    21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

LP-IN206   (c) FormAtlon Technologies, Inc. (04/27/01) (800) 937-3799

    22. REIMBURSEMENT OF AMOUNT EXPENDED BY LENDER. Owner shall reimbursed Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender In the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

    23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

    24. MODIFICATION AND WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral. Owner waives any right it may have to require Lender to pursue any third person for any of the Obligations.

    25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

    26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

    27. SEVERABILITY. If any provision of this Agreement is invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

    28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state of Indiana, except to the extent that the Uniform Commercial Code, presently or as hereafter amended or replaced, provides for the application of the law of the state of Owner's location, as indicated in paragraph 5. Unless applicable law provides otherwise, Owner consents to the jurisdiction and venue of any court selected by Lender in its discretion located in such state in the event of any legal proceeding under this Agreement.

    29. COLLECTION COSTS. To the extent permitted by law, Owner agrees to pay collection costs, expenses, and reasonable attorneys fees and costs, incurred by Lender in collecting any amount due or enforcing any right or remedy under this Agreement whether or not suit is brought, including but not limited to, expenses, fees, and costs incurred for collection, enforcement, realization on collateral, construction, interpretation, and appearance in collection, bankruptcy, insolvency, reorganization, post-judgment, and appellate proceedings.

    30. MISCELLANEOUS. This Agreement is executed for commercial purposes to finance income-producing business or activity, and not for personal, family or household purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner as requested by Lender from time to time. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. This Agreement shall be binding upon the heirs, successors and assigns of Owner and Lender. If there is more than one Owner, their obligations under this Agreement shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement represents the complete and integrated understanding between Owner and Lender regarding the terms hereof.

    31. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS SECURITY AGREEMENT.

    32. ADDITIONAL TERMS:

Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

Dated: JANUARY 24, 2002

                                            LENDER: MONROE BANK

                                            /s/ DAVID L. LANDIS
                                            ------------------------------------
                                            DAVID L. LANDIS
                                            VICE PRESIDENT

OWNER: SYNDICATED FOOD SERVICE GROUP, INC.  OWNER:

By: ___________________________________     ____________________________________
NICK PIRGOUSIS
SECRETARY

OWNER:                                       OWNER:

_________________________________            ___________________________________

OWNER:                                       OWNER:

_________________________________            ___________________________________

OWNER:                                       OWNER:

_________________________________            ___________________________________

LP-IN206   (c) FormAtlon Technologies, Inc. (04/27/01) (800) 937-3799

STATE OF INDIANA
                 ) ss:
COUNTY OF Monroe )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared David L. Landis, Vice President of Monroe Bank, who executed the foregoing Commercial Security Agreement in my presence and stated that the representations contained therein are true.

    Witness my hand and Notarial Seal this 24th day of January, 2002.

                              /s/ Felicia T. Fellmeth
                              --------------------------------------------------
                              Notary Public Residing in Monroe County

                                     Felicia T. Fellmeth
                              --------------------------------------------------
                                       Printed Signature

My Commission Expires: 9/22/06

STATE OF INDIANA              )
                              )ss:
COUNTY OF_____________________)

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared _____________________________________________________
_________________________________, who executed the foregoing __________________
______________________________in my presence and stated that the representations contained therein are true.

    Witness my hand and Notarial Seal this_________ day of____________, _______.

                              __________________________________________________

                              Notary Public Residing in_________________ County

                              __________________________________________________
                                              Printed Signature

My Commission Expires:_______________________

STATE OF INDIANA              )
                              )ss:
COUNTY OF_____________________)

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared _____________________________________________________
_________________________, the________________________________of________________
________________________, a(n)_____________________________________________, who
executed the foregoing __________________________ for and on behalf of said ___________________________ in my presence and stated that the representations contained therein are true.

    Witness my hand and Notarial Seal this__________ day of ___________, ______.

                              __________________________________________________

                              Notary Public Residing in_________________ County

                              __________________________________________________
                                              Printed Signature

My Commission Expires:_______________________

STATE OF INDIANA              )
                              )ss:
COUNTY OF_____________________)

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared __________________________________________________, the________________________________of________________________________________,
a(n)_____________________________________________________ , who executed the foregoing __________________________ for and on behalf of said__________________
______________________ in my presence and stated that the representations contained therein are true.

    Witness my hand and Notarial Seal this _________day of _____________, _____.

                              __________________________________________________

                              Notary Public Residing in_________________ County

                              __________________________________________________
                                              Printed Signature

My Commission Expires:_______________________

LP-IN206   (c) FormAtlon Technologies, Inc. (04/27/01) (800) 937-3799

                                   SCHEDULE A

ALL ACCOUNTS, DOCUMENTS, CONTRACT RIGHTS, CHATTEL PAPER, INSTRUMENTS, GENERAL INTANGIBLES, AND RIGHTS TO PAYMENT OF EVERY KIND NOW OWNED AND HEREAFTER ACQUIRED ARISING OUT OF THE BUSINESS OF THE DEBTOR IN ANY GOODS OR SERVICE, THE SALE OR LEASE OF WHICH SHALL HAVE GIVEN OR SHALL GIVE RISE TO ANY OF THE FOREGOING WHICH IS CURRENTLY LOCATED AT 4863 WEST VERNAL PIKE, BLOOMINGTON, INDIANA AND AT ANY FUTURE LOCATION.

ALSO,

ALL INVESTMENT PROPERTY AND INVENTORY, RAW MATERIALS, WORK IN PROGRESS, OR MATERIALS USED OR CONSUMED IN DEBTOR'S BUSINESS, WHETHER NOW OWNED OR HEREAFTER ACQUIRED AND ALL PRODUCTS AND PROCEEDS THEREOF, WHETHER IN POSSESSION OF THE DEBTOR, A WAREHOUSEMAN, A BAILEE, OR ANY OTHER PERSON.

                                   SCHEDULE B

Record Owner Name:

                                   SCHEDULE C

                                   SCHEDULE D

LP-IN206   (c) FormAtlon Technologies, Inc. (04/27/01) (800) 937-3799

                                                           Page 6 of 6__________

         IN WITNESS WHEREOF, this addendum was executed as of the day and the year first above written.

Monroe Bank

By: /s/ David L. Landis
   --------------------------
        David L. Landis
        Vice President

IN WITNESS WHEREOF, this document was executed as of the day and year first above written.

                                        SYNDICATED BLOOMINGTON I LLC

                                        By: Syndicated Food Service Group, Inc.,
                                            Managing Member

                                        By: /s/ Nick Pirgousis
                                            ------------------------------------
                                            Nick Pirgousis
                                            Secretary

                    ADDENDUM TO COMMERCIAL SECURITY AGREEMENT

This Addendum shall be deemed to supplement and modify the foregoing terms and provisions of the Commercial Security Agreement to which it is attached. In the event of any conflict between the terms and provisions of this Addendum and the terms and provisions of said Security Agreement, the terms and provisions of this Addendum shall control.

    1. The address of the Borrower shall be c/o Proskauer Rose LLP, 1585 Broadway, New York, NY 10036, Attn: Oliverio Lew, Esq. And the address of the Owner of the collateral shall be 4863 West Vernal Pike, Bloomington, Indiana, Attn: President (William Keeler).

    2. The Collateral, as defined in Section 3, shall secure the payment and performance of all of Borrower's and Owner's present and future, direct and indirect, absolute and contingent, express and implied Obligations to Lender arising under or pursuant to the loan agreement described in
        Section 2 (a) only.

    3. Sections 2 (b) and the second, third, fourth, fifth, six and eight checked box items in Section 3 shall be considered unchecked.

    4. The first checked box item in Section 3 shall read as follows: "All Accounts described on Schedule A attached hereto and incorporated herein by this reference".

    5. The third statement of Section 5 shall be checked to indicate that Owner is a corporation, which maintains its chief executive office in the state of Indiana.

    6.  Sections 6 (b), (j) and (r) are herein deleted in their entirety.

    7. The reference to Owner's address described above in Section 6 (d) means the address of Owner's chief executive office in Indiana.

    8. It is understood that the Collateral, as provided in Section 6 (d) has been at the same location for the last four months, except for additions and sales thereof in the ordinary course of business.

    9. Sections 6 (k) and (1) are modified to delete any references to any assets other than accounts.

    10. The representations, warranties and covenants provided in Sections 6
        (k), 6 (n) and 6 (p) are given by Owner as to the best of Owner's knowledge.

    11. Section 6 (1), 6 (r) and 6 (s) are herein deleted in their entirety.

    12. Section 6 (q) is herein amended and shall read as follows: "Owner shall, upon a default, which has not been cured, deposit all proceeds of the Collateral into an account or accounts maintained by owner or Lender at Lender's institution".

    13. In Section 8, after the word Collateral in the third line, the words "upon default" shall be added.

    14. The rights of Lender under Sections 10, 11 and 12 shall only be available to Lender only if Owner is in default of the Security Agreement.

    15. The balance of Section 11 commencing on the ninth line with the words "Lender shall be entitled but not..." shall be deleted.

    16. The balance of Section 13 commencing on the fourth line with the words "Owner shall not make any alterations..." shall be deleted.

    17. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition or replace the Collateral with similar property acceptable to Lender.

    18. Section 15 is modified in its entirety to provide that the Collateral will be insured in amounts and to the extent as is generally done in the industry in which the Owner conducts its business.

    19. It is understood that under Section 16, Owner shall have the right to defend any Claims whether Lender elected or not to defend such Claim.

    20. In the event that Lender decides to make an inspection of Owner's books and records as described in Section 18, it shall give Owner 5-days prior written notice. Any inspection provided under Section 18 shall be done during normal business hours.

    21. Owner shall not be deemed in default under this Security Agreement for any monetary payment due until more than 15 days after notice is given to it and to Borrower of the failure to make such payment, and Owner shall not be deemed to be in default for any non-monetary obligation until more than 30 days after notice is given to Borrower and Owner of Borrower's or Owner's failure to perform such obligation, provided that with respect to any non-monetary obligation which cannot reasonably be performed within such 30 day period, Owner shall not be deemed in default under this Security Agreement if Borrower or Owner shall commence the curing of such default within such 30 day period and diligently pursue the curing thereof to completion.

    22. The words "dies, becomes legally incompetent" are deleted from Section 19 (g).

    23. A sale, conveyance or transfer of the Collateral without Lender's consent shall not be deemed to be a default if such collateral is sold in the ordinary course of Owner's business.

    24. The first two lines of Section 20 shall read as follows: "RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement and after expiration of all applicable notice and grace periods, Lender shall be entitled to exercise one or more of the following remedies"

    25. Section 20 (d) shall read as follows: "to collect the outstanding Obligations and to take possession of any Collateral in any manner permitted by law". Sections 20 (b) and 20 (e) are herein deleted in their entirety.

    26. Any modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender and Owner.

    27. Schedule A is modified and reads as follows: "ALL ACCOUNTS NOW OWNED OR HEREAFTER ACQUIRED INCLUDING ALL PROCEEDS THEREFROM ARISING OUT OF THE BUSINESS OF THE DEBTOR IN ANY GOODS, THE SALE OF WHICH SHALL HAVE GIVEN OR SHALL GIVE RISE TO ANY OF THE FOREGOING WHICH IS CURRENTLY LOCATED AT 4863 WEST VERNAL PIKE, BLOOMINGTON, INDIANA AND AT ANY FUTURE LOCATION.

        ALSO

        ALL INVENTORY, RAW MATERIALS, WORK IN PROCESS OR CONSUMED IN DEBTOR'S BUSINESS, WHETHER NOW OWNED OR HEREAFTER ACQUIRED AND ALL PRODUCTS AND PROCEEDS THEREOF, WHETHER IN POSSESSION OF THE DEBTOR, A WAREHOUSEMAN, A BAILEE, OR ANY OTHER PERSON."

IN WITNESS WHEREOF, this document was executed as of the day and year first above written.

                                       SYNDICATED BLOOMINGTON I LLC

                                       By: Syndicated Food Service Group, Inc.,
                                           Managing Member

                                       By: /s/ Nick Pirgousis
                                           -------------------------------------
                                           Nick Pirgousis
                                           Secretary